FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 22, 1999 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. Sponsor) (Issuer in Respect of Corporate Leased-Backed Certificates, Series 1999-CLF1) Exact name of registrant as specified in charter) Delaware (State or other jurisdiction of organization) 333-61783 (Commission File No.) 3671416 (I.R.S. Employer Identification No.) 245 Park Avenue, New York, New York 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the Trust Fund formed, and the Corporate Leased-Backed Certificates,Series 1999-CLF1 issued pursuant to, a Pooling and Servicing Agreement, dated as of August 15, 1999 (the "Pooling and Servicing Agreement"), by and among Bear Stearns Commercial Mortgage Securities Inc., as sponsor, Midland Loan Services, Inc., as master servicer and Midland Loan Services, Inc., as special servicer, LaSalle Bank, N.A., as trustee and REMIC administrator, and ABN AMRO Bank, N.V., as fiscal agent. The Class A-1, Class A-2, Class A-3, and Class A-4 Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (File No.333-61783) the "Registration Statement"). Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement. Pursuant to Section 3.20 of the Pooling and Servicing Agreement, the Trustee is filing this Current Report containing the April 22, 2002 monthly distribution report. This Current Report is being filed by the Trustee, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by one or more of the Master Servicer, the Special Servicer or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.01 of the Pooling and Servicing Agreement for the distribution on April 22, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK, N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: April 22, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Vanessa Bethea (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., as Depositor Midland Loan Services, Inc., as Master Servicer Midland Loan Services, Inc., as Special Servicer Corporate Lease-Backed Certificates Series 1999-CLF1 ABN AMRO Acct: 67-8210-40-2 Statement Date 04/22/02 Payment Date: 04/22/02 Prior Payment: 03/21/02 Record Date: 04/12/02 WAC: 7.307724% WAMM: 212 Number Of Pages 0 Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 4 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 6 Total Pages Included In This Package 17 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net #REF! #REF! #REF! #REF! 0 0 0 0 Monthly Data File Name: BEAR99F1_200204_3.ZIP REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A1 29,132,000.00 10,015,175.33 07383FBU1 1000.000000000 343.786054167 A2 25,481,000.00 25,479,627.60 07383FBV9 1000.000000000 999.946140261 A3 110,676,000.00 110,670,038.99 07383FBW7 1000.000000000 999.946139994 A4 154,811,000.00 154,802,661.88 07383FBX5 1000.000000000 999.946140003 X 320,100,000.00N 300,967,503.80 07383FBY3 1000.000000000 940.229627616 B 16,292,000.00 16,292,000.00 07383FBZ0 1000.000000000 1000.000000000 C 15,334,000.00 15,334,000.00 07383FCA4 1000.000000000 1000.000000000 D 24,918,000.00 24,918,000.00 07383FCB2 1000.000000000 1000.000000000 E 3,834,000.00 3,834,000.00 07383FCC0 1000.000000000 1000.000000000 F 2,874,923.00 2,874,923.00 07383FCD8 1000.000000000 1000.000000000 RII 0.00 0.00 9ABSC725 1000.000000000 0.000000000 383,352,923.00 364,220,426.80 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A1 690,346.82 0.00 0.00 07383FBU1 23.697199643 0.000000000 0.000000000 A2 0.00 0.00 0.00 07383FBV9 0.000000000 0.000000000 0.000000000 A3 0.00 0.00 0.00 07383FBW7 0.000000000 0.000000000 0.000000000 A4 0.00 0.00 0.00 07383FBX5 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 07383FBY3 0.000000000 0.000000000 0.000000000 B 0.00 0.00 0.00 07383FBZ0 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 07383FCA4 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 07383FCB2 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 07383FCC0 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 07383FCD8 0.000000000 0.000000000 0.000000000 RII 0.00 0.00 0.00 9ABSC725 0.000000000 0.000000000 0.000000000 690,346.82 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A1 9,324,828.51 56,168.44 0.00 07383FBU1 320.088854524 1.928066731 0.000000000 A2 25,479,627.60 148,631.16 0.00 07383FBV9 999.946140261 5.833019112 0.000000000 A3 110,670,038.99 645,575.23 0.00 07383FBW7 999.946139994 5.833019173 0.000000000 A4 154,802,661.88 903,015.53 0.00 07383FBX5 999.946140003 5.833019165 0.000000000 X 300,277,156.98 29,108.66 0.00 07383FBY3 938.072967760 0.090936145 0.000000000 B 16,292,000.00 96,490.40 0.00 07383FBZ0 1000.000000000 5.922563221 0.000000000 C 15,334,000.00 90,816.58 0.00 07383FCA4 1000.000000000 5.922562932 0.000000000 D 24,918,000.00 147,578.43 0.00 07383FCB2 1000.000000000 5.922563207 0.000000000 E 3,834,000.00 22,707.11 0.00 07383FCC0 1000.000000000 5.922563902 0.000000000 F 2,874,923.00 17,026.91 0.00 07383FCD8 1000.000000000 5.922562100 0.000000000 RII 0.00 0.00 0.00 9ABSC725 0.000000000 0.000000000 0.000000000 363,530,079.98 2,157,118.45 0.00 Total P&I Payme 2,847,465.27 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) A1 6.73000000% 07383FBU1 6.73000000% A2 7.00000000% 07383FBV9 7.00000000% A3 7.00000000% 07383FBW7 7.00000000% A4 7.00000000% 07383FBX5 7.00000000% X 0.11606034% 07383FBY3 0.11534078% B 7.10707567% 07383FBZ0 7.10695616% C 7.10707567% 07383FCA4 7.10695616% D 7.10707567% 07383FCB2 7.10695616% E 7.10707567% 07383FCC0 7.10695616% F 7.10707567% 07383FCD8 7.10695616% RII 0.00000000% 9ABSC725 0.00000000% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 LA-1 29,132,000.00 10,015,175.33 NONE 1000.000000000 343.786054167 LA-2 25,481,000.00 25,479,627.60 NONE 1000.000000000 999.946140261 LA-3 110,676,000.00 110,670,038.99 NONE 1000.000000000 999.946139994 LA-4 154,811,000.00 154,802,661.88 NONE 1000.000000000 999.946140003 LB 16,292,000.00 16,292,000.00 NONE 1000.000000000 1000.000000000 LC 15,334,000.00 15,334,000.00 NONE 1000.000000000 1000.000000000 LD 24,918,000.00 24,918,000.00 NONE 1000.000000000 1000.000000000 LE 3,834,000.00 3,834,000.00 NONE 1000.000000000 1000.000000000 LF 2,874,923.00 2,874,923.00 NONE 1000.000000000 1000.000000000 RI 0.00 0.00 9ABSC726 1000.000000000 0.000000000 383,352,923.00 364,220,426.80 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 690,346.82 0.00 0.00 NONE 23.697199643 0.000000000 0.000000000 LA-2 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LA-3 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LA-4 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LB 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LC 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LD 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LE 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 LF 0.00 0.00 0.00 NONE 0.000000000 0.000000000 0.000000000 RI 0.00 0.00 0.00 9ABSC726 0.000000000 0.000000000 0.000000000 690,346.82 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 9,324,828.51 59,315.51 0.00 NONE 320.088854524 2.036094673 0.000000000 LA-2 25,479,627.60 150,904.70 0.00 NONE 999.946140261 5.922244025 0.000000000 LA-3 110,670,038.99 655,450.28 0.00 NONE 999.946139994 5.922244028 0.000000000 LA-4 154,802,661.88 916,828.53 0.00 NONE 999.946140003 5.922244091 0.000000000 LB 16,292,000.00 96,490.40 0.00 NONE 1000.000000000 5.922563221 0.000000000 LC 15,334,000.00 90,816.58 0.00 NONE 1000.000000000 5.922562932 0.000000000 LD 24,918,000.00 147,578.43 0.00 NONE 1000.000000000 5.922563207 0.000000000 LE 3,834,000.00 22,707.11 0.00 NONE 1000.000000000 5.922563902 0.000000000 LF 2,874,923.00 17,026.91 0.00 NONE 1000.000000000 5.922562100 0.000000000 RI 0.00 723.13 0.00 9ABSC726 0.000000000 0.001886330 0.000000000 363,530,079.98 2,157,841.58 723.13 Total P&I Payme 2,848,188.40 Pass-Through Class Rate (2) CUSIP Next Rate (3) LA-1 7.10707567% NONE 7.10695616% LA-2 7.10707567% NONE 7.10695616% LA-3 7.10707567% NONE 7.10695616% LA-4 7.10707567% NONE 7.10695616% LB 7.10707567% NONE 7.10695616% LC 7.10707567% NONE 7.10695616% LD 7.10707567% NONE 7.10695616% LE 7.10707567% NONE 7.10695616% LF 7.10707567% NONE 7.10695616% RI 0.00000000% 9ABSC726 0.00000000% Other Related Information Available Distribution Amount: 2,848,188.40 Insurance Premium 25,080.63 Beginning Pool Count: 170 Ending Pool Count: 170 Beg Stated Prin Bal of the Mtg Loans: 364,220,427.55 Ending Stated Prin Bal of the Mtg Loans:363,530,080.73 Advances Prior O Current Period Principal Interest Principal Servicer: 3,826.74 8,671.71 5,945.72 Trustee: 0.00 0.00 0.00 Fiscal Agent: 0.00 0.00 0.00 0.00 8,671.71 5,945.72 Current Perio Recovered Interest Principal Interest Servicer: 20,994.60 1,355.02 3,300.36 Trustee: 0.00 0.00 0.00 Fiscal Agent: 0.00 0.00 0.00 20,994.60 1,355.02 3,300.36 Outstanding Principal Interest Servicer: 8,417.44 26,365.95 Trustee: 0.00 0.00 Fiscal Agent: 0.00 0.00 8,417.44 26,365.95 Accrued Allocation ofBeginning Certificate Prepay IntereUnpaid Class Interest Shortfall Interest A-1 56,168.44 0.00 0.00 A-2 148,631.16 0.00 0.00 A-3 645,575.23 0.00 0.00 A-4 903,015.53 0.00 0.00 X 29,108.66 0.00 0.00 B 96,490.40 0.00 0.00 C 90,816.58 0.00 0.00 D 147,578.43 0.00 0.00 E 22,707.11 0.00 0.00 F 17,026.91 0.00 0.00 R-2 0.00 0.00 0.00 2,157,118.45 0.00 0.00 Payment of Ending Prior Unpaid Unpaid Interest Class Interest Interest Losses A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 X 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 R-2 0.00 0.00 0.00 0.00 0.00 0.00 Prepayment Class Premiums A-1 0.00 A-2 0.00 A-3 0.00 A-4 0.00 X 0.00 B 0.00 C 0.00 D 0.00 E 0.00 F 0.00 R-2 0.00 0.00 Current Period Master Servicing Fees Pai 33,087.81 Current Period Workout Fees Paid: 0.00 Current Period Liquidation Fees Paid: 0.00 Current Special Servicing Fees Paid: 0.00 Current Trustee Fees Paid: 2,731.65 35,819.46 Principal Principal Distribution Amount: 690,346.82 Total Principal Distributed 690,346.82 0.00 Components: Scheduled Principal 690,346.82 Prepayments 0.00 Repurchases 0.00 Liquidations 0.00 Other Principal Adjustments 0.00 Curtailments 0.00 Other Principal Proceeds 0.00 Prior Realized Losses 0.00 Current Realized Losses 0.00 Aggregate Realized Losses 0.00 Additional Trust Fund Expenses Prior Additional Trust Fund Expenses: 0.00 Current Additional Trust Fund Expenses: 0.00 Aggregate Additional Trust Fund Expenses 0.00 MBIA Policy Draw Amount Prior Ou Current Period Principal Interest Principal Interest 0.00 0.00 0.00 0.00 Rec Outstanding Principal Interest Principal Interest 0.00 0.00 0.00 0.00 MBIA Policy Amount Beginning Policy Amount: 320,100,000.00 Current Policy Draw Amount: 0.00 Current Policy Recovery Amount: 0.00 Ending Policy Amount: 320,100,000.00 Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 04/22/02 1 909,294 0 0.59% 0.250% 0.00% 03/21/02 0 0 0 0.00% 0.000% 0.00% 02/22/02 0 0 0 0.00% 0.000% 0.00% 01/22/02 0 0 0 0.00% 0.000% 0.00% 12/21/01 0 0 0 0.00% 0.000% 0.00% 11/21/01 0 0 0 0.00% 0.000% 0.00% 10/22/01 0 0 0 0.00% 0.000% 0.00% 09/21/01 0 0 0 0.00% 0.000% 0.00% 08/21/01 0 0 0 0.00% 0.000% 0.00% 07/20/01 0 0 0 0.00% 0.000% 0.00% 06/21/01 0 0 0 0.00% 0.000% 0.00% 05/21/01 0 0 0 0.00% 0.000% 0.00% 04/20/01 0 0 0 0.00% 0.000% 0.00% 03/21/01 0 0 0 0.00% 0.000% 0.00% 02/22/01 0 0 0 0.00% 0.000% 0.00% 01/22/01 0 0 0 0.00% 0.000% 0.00% Note:Foreclosure and REO Totals are not included in the Appropriate Delinquency Category. Distribution Delinq 3+ Months Date Balance # Balance 04/22/02 0 0 0 0.000% 0.00% 0.000% 03/21/02 0 0 0 0.000% 0.00% 0.000% 02/22/02 0 0 0 0.000% 0.00% 0.000% 01/22/02 0 0 0 0.000% 0.00% 0.000% 12/21/01 0 0 0 0.000% 0.00% 0.000% 11/21/01 0 0 0 0.000% 0.00% 0.000% 10/22/01 0 0 0 0.000% 0.00% 0.000% 09/21/01 0 0 0 0.000% 0.00% 0.000% 08/21/01 0 0 0 0.000% 0.00% 0.000% 07/20/01 0 0 0 0.000% 0.00% 0.000% 06/21/01 0 0 0 0.000% 0.00% 0.000% 05/21/01 0 0 0 0.000% 0.00% 0.000% 04/20/01 0 0 0 0.000% 0.00% 0.000% 03/21/01 0 0 0 0.000% 0.00% 0.000% 02/22/01 0 0 0 0.000% 0.00% 0.000% 01/22/01 0 0 0 0.000% 0.00% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 04/22/02 0 0 0 0.00% 0.000% 0.00% 03/21/02 0 0 0 0.00% 0.000% 0.00% 02/22/02 0 0 0 0.00% 0.000% 0.00% 01/22/02 0 0 0 0.00% 0.000% 0.00% 12/21/01 0 0 0 0.00% 0.000% 0.00% 11/21/01 0 0 0 0.00% 0.000% 0.00% 10/22/01 0 0 0 0.00% 0.000% 0.00% 09/21/01 0 0 0 0.00% 0.000% 0.00% 08/21/01 0 0 0 0.00% 0.000% 0.00% 07/20/01 0 0 0 0.00% 0.000% 0.00% 06/21/01 0 0 0 0.00% 0.000% 0.00% 05/21/01 0 0 0 0.00% 0.000% 0.00% 04/20/01 0 0 0 0.00% 0.000% 0.00% 03/21/01 0 0 0 0.00% 0.000% 0.00% 02/22/01 0 0 0 0.00% 0.000% 0.00% 01/22/01 0 0 0 0.00% 0.000% 0.00% Distribution Modifications Date Balance # Balance 04/22/02 0 0 0 0.000% 0.00% 0.000% 03/21/02 0 0 0 0.000% 0.00% 0.000% 02/22/02 0 0 0 0.000% 0.00% 0.000% 01/22/02 0 0 0 0.000% 0.00% 0.000% 12/21/01 0 0 0 0.000% 0.00% 0.000% 11/21/01 0 0 0 0.000% 0.00% 0.000% 10/22/01 0 0 0 0.000% 0.00% 0.000% 09/21/01 0 0 0 0.000% 0.00% 0.000% 08/21/01 0 0 0 0.000% 0.00% 0.000% 07/20/01 0 0 0 0.000% 0.00% 0.000% 06/21/01 0 0 0 0.000% 0.00% 0.000% 05/21/01 0 0 0 0.000% 0.00% 0.000% 04/20/01 0 0 0 0.000% 0.00% 0.000% 03/21/01 0 0 0 0.000% 0.00% 0.000% 02/22/01 0 0 0 0.000% 0.00% 0.000% 01/22/01 0 0 0 0.000% 0.00% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 04/22/02 0 0 7.3077% 0.00% 0.000% 03/21/02 0 0 7.3077% 0.00% 0.000% 02/22/02 0 0 7.3077% 0.00% 0.000% 01/22/02 0 0 7.3076% 0.00% 0.000% 12/21/01 0 0 7.3076% 0.00% 0.000% 11/21/01 0 0 7.3076% 0.00% 0.000% 10/22/01 0 0 7.3076% 0.00% 0.000% 09/21/01 0 0 7.3075% 0.00% 0.000% 08/21/01 0 0 7.3075% 0.00% 0.000% 07/20/01 0 0 7.3075% 0.00% 0.000% 06/21/01 0 0 7.3074% 0.00% 0.000% 05/21/01 0 0 7.3073% 0.00% 0.000% 04/20/01 0 0 7.3073% 0.00% 0.000% 03/21/01 0 0 7.3072% 0.00% 0.000% 02/22/01 0 0 7.3072% 0.00% 0.000% 01/22/01 0 0 7.3071% 0.00% 0.000% Distribution Date Remit 04/22/02 7.1897% 03/21/02 7.1897% 02/22/02 7.1896% 01/22/02 7.1896% 12/21/01 7.1896% 11/21/01 7.1895% 10/22/01 7.1895% 09/21/01 7.1894% 08/21/01 7.1894% 07/20/01 7.1894% 06/21/01 7.1893% 05/21/01 7.1892% 04/20/01 7.1892% 03/21/01 7.1891% 02/22/01 7.1890% 01/22/01 7.1890% Delinquent Loan Detail Disclosure Paid Outstanding Doc Thru Current P&I P&I Control # Date Advance Advances** 0000000003143N 02/15/02 7,843.16 15,686.11 3434 03/15/02 19,097.16 19,097.16 Total 34,783.27 Disclosure Out. Property Special Doc Protection Advance Servicer Control # Advances Description (Transfer Date 0000000003143N 0.00 1 3434 0.00 B Total 0.00 Disclosure Doc Foreclosure Bankruptcy REO Control # Date Date Date 0000000003143N 3434 Total A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Disclosure Paid Outstanding Doc Thru Current P&I P&I Control # Date Advance Advances** Disclosure Out. Property Special Doc. Protection Advance Servicer Control # Advances Description (Transfer Date 0 Disclosure Doc. Foreclosure Bankruptcy REO Control # Date Date Date 01/00/00 01/00/00 01/00/00 01/00/00 01/00/00 01/00/00 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans $0.00to $100,000.00 2 $100,000.01to $200,000.00 7 $200,000.01to $300,000.00 19 $300,000.01to $400,000.00 17 $400,000.01to $500,000.00 16 $500,000.01to $600,000.00 10 $600,000.01to $700,000.00 6 $700,000.01to $800,000.00 5 $800,000.01to $900,000.00 4 $900,000.01to $1,000,000.00 2 $1,000,000.01to $1,100,000.00 5 $1,100,000.01to $1,200,000.00 5 $1,200,000.01to $1,300,000.00 2 $1,300,000.01to $1,400,000.00 6 $1,400,000.01to $1,500,000.00 2 $1,500,000.01to $1,600,000.00 2 $1,600,000.01to $1,700,000.00 1 $1,700,000.01to $1,800,000.00 1 $1,800,000.01to $1,900,000.00 2 $1,900,000.01& Above 56 Total 170 Average Scheduled Balance is Maximum Scheduled Balance is Minimum Scheduled Balance is Distribution of Principal Balances Current Scheduled Scheduled Balances Balance $0.00to $100,000.00 146,607.84 $100,000.01to $200,000.00 1,170,475.37 $200,000.01to $300,000.00 4,854,963.31 $300,000.01to $400,000.00 5,732,925.36 $400,000.01to $500,000.00 7,073,740.79 $500,000.01to $600,000.00 5,461,750.69 $600,000.01to $700,000.00 3,856,226.21 $700,000.01to $800,000.00 3,675,347.20 $800,000.01to $900,000.00 3,428,632.28 $900,000.01to $1,000,000.00 1,845,529.71 $1,000,000.01to $1,100,000.00 5,314,098.88 $1,100,000.01to $1,200,000.00 5,787,855.87 $1,200,000.01to $1,300,000.00 2,541,270.57 $1,300,000.01to $1,400,000.00 8,087,823.95 $1,400,000.01to $1,500,000.00 2,970,837.99 $1,500,000.01to $1,600,000.00 3,086,963.92 $1,600,000.01to $1,700,000.00 1,676,047.66 $1,700,000.01to $1,800,000.00 1,750,377.00 $1,800,000.01to $1,900,000.00 3,665,513.31 $1,900,000.01& Above 291,403,092.82 Total 363,530,080.73 Average Scheduled Balance is Maximum Scheduled Balance is Minimum Scheduled Balance is Distribution of Principal Balances Current Scheduled Based on Balances Balance $0.00to $100,000.00 0.04% $100,000.01to $200,000.00 0.32% $200,000.01to $300,000.00 1.34% $300,000.01to $400,000.00 1.58% $400,000.01to $500,000.00 1.95% $500,000.01to $600,000.00 1.50% $600,000.01to $700,000.00 1.06% $700,000.01to $800,000.00 1.01% $800,000.01to $900,000.00 0.94% $900,000.01to $1,000,000.00 0.51% $1,000,000.01to $1,100,000.00 1.46% $1,100,000.01to $1,200,000.00 1.59% $1,200,000.01to $1,300,000.00 0.70% $1,300,000.01to $1,400,000.00 2.22% $1,400,000.01to $1,500,000.00 0.82% $1,500,000.01to $1,600,000.00 0.85% $1,600,000.01to $1,700,000.00 0.46% $1,700,000.01to $1,800,000.00 0.48% $1,800,000.01to $1,900,000.00 1.01% $1,900,000.01& Above 80.16% Total 100.00% Average Scheduled Balance is 2,138,412 Maximum Scheduled Balance is 21,788,416 Minimum Scheduled Balance is 56,010 Loan Seasoning Number Number Scheduled Based on of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 0 0.00 0.00% 2+ to 3 years 39100,343,932.1 27.60% 3+ to 4 years 108232,358,205.6 63.92% 4+ to 5 years 2212,032,301.13 3.31% 5+ to 6 years 0 0.00 0.00% 6+ to 7 years 118,795,641.77 5.17% 7+ to 8 years 0 0.00 0.00% 8+ to 9 years 0 0.00 0.00% 9+ to 10 years 0 0.00 0.00% 10 years or m 0 0.00 0.00% Total 170363,530,080.7 100.00% Weighted Average Seasoning is 3.4 Distribution of Amortization Type Number Scheduled Based on Amortization Tof Loans Balance Balance Fully Amortizi 148229,998,430.1 63.27% Amortizing Bal 19117,141,862.5 32.22% Other 316,389,788.02 4.51% Total 170363,530,080.7 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation. Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loansof Loans Balance Balance 12 months or l 0 0.00 0.00% 13 to 24 month 0 0.00 0.00% 25 to 36 month 0 0.00 0.00% 37 to 48 month 0 0.00 0.00% 49 to 60 month 0 0.00 0.00% 61 to 120 mont 0 0.00 0.00% 121 to 180 mon 121,788,416.23 5.99% 181 to 240 mon 1895,353,446.36 26.23% Total 19117,141,862.5 32.22% Weighted Average Months to Maturity is 199 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0.00 0.00% 1 to 2 years 22109,130,635.1 30.02% 2 Years or Mor 0 0.00 0.00% Unknown 148254,399,445.5 69.98% Total 170363,530,080.7 100.00% Distribution of DSCR Debt Service Number Coverage Ratio (1) of Loans 0.5or less 0 0.5001to 0.625 0 0.6251to 0.75 0 0.7501to 0.875 0 0.8751to 1 0 1.0001to 1.125 16 1.1251to 1.25 2 1.2501to 1.375 2 1.3751to 1.5 1 1.5001to 1.625 0 1.6251to 1.75 0 1.7501to 1.875 0 1.8751to 2 0 2.0001to 2.125 0 2.1251& above 1 Unknown 148 Total 170 Debt Service Based on Coverage Ratio (1) Balance 0.5or less 0.00% 0.5001to 0.625 0.00% 0.6251to 0.75 0.00% 0.7501to 0.875 0.00% 0.8751to 1 0.00% 1.0001to 1.125 17.08% 1.1251to 1.25 0.99% 1.2501to 1.375 6.41% 1.3751to 1.5 5.17% 1.5001to 1.625 0.00% 1.6251to 1.75 0.00% 1.7501to 1.875 0.00% 1.8751to 2 0.00% 2.0001to 2.125 0.00% 2.1251& above 0.37% Unknown 69.98% Total 100.00% Weighted Average Debt Service Coverage R 1.334 Debt Service Scheduled Coverage Ratio (1) Balance 0.5or less 0.00 0.5001to 0.625 0.00 0.6251to 0.75 0.00 0.7501to 0.875 0.00 0.8751to 1 0.00 1.0001to 1.12562,106,969.07 1.1251to 1.25 3,580,939.68 1.2501to 1.37523,288,157.44 1.3751to 1.518,795,641.77 1.5001to 1.625 0.00 1.6251to 1.75 0.00 1.7501to 1.875 0.00 1.8751to 2 0.00 2.0001to 2.125 0.00 2.1251& above 1,358,927.18 Unknown 254,399,445.59 Total 363,530,080.73 Distribution of Remaining Term Fully Amortizing Fully AmortiziNumber Scheduled Based on Mortgage Loansof Loans Balance Balance 60 months or l 2 308,490.20 0.08% 61 to 120 mont 0 0.00 0.00% 121 to 180 mon 2914,555,263.22 4.00% 181 to 240 mon 105144,301,538.5 39.69% 241 to 360 mon 1587,222,926.16 23.99% Total 151246,388,218.1 67.78% Weighted Average Months to Maturity is 217.74 Geographic Distribution Number Scheduled Based on Geographic Locof Loans Balance Balance New Jersey 342,471,160.96 11.68% New York 2132,502,723.54 8.94% Connecticut 328,847,497.03 7.94% Ohio 425,275,027.45 6.95% Nevada 424,064,737.47 6.62% Georgia 620,404,588.30 5.61% Indiana 716,678,877.56 4.59% Washington 1116,386,425.73 4.51% Texas 1615,812,821.46 4.35% Pennsylvania 615,316,950.35 4.21% Michigan 714,446,917.56 3.97% Virginia 612,483,621.03 3.43% New Hampshire 810,401,996.74 2.86% Massachusetts 3 9,934,348.19 2.73% California 3 8,664,945.70 2.38% South Carolina 2 7,601,346.20 2.09% Florida 3 7,368,470.63 2.03% Alabama 3 6,915,564.88 1.90% North Carolina 4 6,698,036.88 1.84% Mississippi 4 5,847,161.55 1.61% New Mexico 6 4,871,635.97 1.34% Minnesota 4 3,507,516.84 0.96% Arkansas 1 3,168,906.06 0.87% Wisconsin 1 3,069,824.84 0.84% Louisiana 2 2,821,836.49 0.78% Kansas 2 2,549,350.63 0.70% Illinois 1 2,498,603.03 0.69% Iowa 7 2,212,755.20 0.61% Kentucky 4 1,895,442.69 0.52% Montana 2 1,469,900.21 0.40% Other 16 7,341,089.56 2.02% Total 170363,530,080.7 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Interest Rate of Loans 5.75%or less 0 5.75%to 6.00% 0 6.00%to 6.25% 3 6.25%to 6.50% 1 6.50%to 6.75% 7 6.75%to 7.00% 22 7.00%to 7.25% 35 7.25%to 7.50% 21 7.50%to 7.75% 39 7.75%to 8.00% 27 8.00%to 8.25% 11 8.25%to 8.50% 4 8.50%to 8.75% 0 8.75%to 9.00% 0 9.00%& Above 0 Total 170 W/Avg Mortgage Interest Rate is Minimum Mortgage Interest Rate is Maximum Mortgage Interest Rate is Distribution of Mortgage Interest Rates Current Mortgage Scheduled Interest Rate Balance 5.75%or less 0.00 5.75%to 6.00% 0.00 6.00%to 6.25% 2,257,138.74 6.25%to 6.50% 305,227.41 6.50%to 6.75%39,748,202.43 6.75%to 7.00%57,624,366.52 7.00%to 7.25%115,959,328.50 7.25%to 7.50%47,850,694.08 7.50%to 7.75%40,070,118.65 7.75%to 8.00%26,975,107.78 8.00%to 8.25% 6,141,924.38 8.25%to 8.50%26,597,972.24 8.50%to 8.75% 0.00 8.75%to 9.00% 0.00 9.00%& Above 0.00 Total 363,530,080.73 W/Avg Mortgage Interest Rate is Minimum Mortgage Interest Rate is Maximum Mortgage Interest Rate is Distribution of Mortgage Interest Rates Current Mortgage Based on Interest Rate Balance 5.75%or less 0.00% 5.75%to 6.00% 0.00% 6.00%to 6.25% 0.62% 6.25%to 6.50% 0.08% 6.50%to 6.75% 10.93% 6.75%to 7.00% 15.85% 7.00%to 7.25% 31.90% 7.25%to 7.50% 13.16% 7.50%to 7.75% 11.02% 7.75%to 8.00% 7.42% 8.00%to 8.25% 1.69% 8.25%to 8.50% 7.32% 8.50%to 8.75% 0.00% 8.75%to 9.00% 0.00% 9.00%& Above 0.00% Total 100.00% W/Avg Mortgage Interest Rate is 7.3077% Minimum Mortgage Interest Rate is 6.1800% Maximum Mortgage Interest Rate is 8.5000% Distribution of Property Types Number Scheduled Based on Property Typesof Loans Balance Balance Retail 69263,428,038.5 72.46% Other 9749,613,704.88 13.65% Office 343,082,661.03 11.85% Lodging 1 7,405,676.30 2.04% Total 170363,530,080.7 100.00% Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date 961BEAR99F1 Retail 06/15/23 1210BEAR99F1 Retail 10/15/17 1240BEAR99F1 Retail 01/15/17 1298BEAR99F1 Retail 01/15/19 1323BEAR99F1 Retail 01/15/18 1356BEAR99F1 Retail 04/15/18 1583BEAR99F1 Retail 03/15/18 1587BEAR99F1 Retail 06/15/18 1690BEAR99F1 Retail 03/15/18 1704BEAR99F1 Retail 01/15/18 1705BEAR99F1 Retail 01/15/18 1777BEAR99F1 Retail 06/15/23 1778BEAR99F1 Retail 06/15/23 1848BEAR99F1 Retail 04/15/18 1883BEAR99F1 Retail 07/15/23 2020BEAR99F1 Retail 09/15/23 2025BEAR99F1 Retail 01/15/24 2072BEAR99F1 Retail 10/15/18 2200BEAR99F1 Retail 09/15/18 2202BEAR99F1 Retail 11/15/18 2459BEAR99F1 Retail 01/15/19 2472BEAR99F1 Retail 12/15/18 2490BEAR99F1 Retail 02/15/24 2503BEAR99F1 Retail 07/15/18 2515BEAR99F1 Retail 10/15/18 2524BEAR99F1 Retail 10/15/18 2553BEAR99F1 Retail 07/15/18 2575BEAR99F1 Retail 04/15/19 2580BEAR99F1 Retail 07/15/24 2586BEAR99F1 Retail 03/15/17 2598BEAR99F1 Retail 04/15/18 2603BEAR99F1 Retail 12/15/18 2724BEAR99F1 Retail 08/15/18 2745BEAR99F1 Retail 07/15/18 2752BEAR99F1 Retail 08/15/18 2764BEAR99F1 Retail 01/15/19 2839BEAR99F1 Retail 01/15/19 2850BEAR99F1 Retail 11/15/18 2910BEAR99F1 Retail 08/15/18 3006BEAR99F1 Retail 02/15/19 3068BEAR99F1 Retail 01/15/18 3380BEAR99F1 Retail 11/15/18 3434BEAR99F1 Office 12/15/18 3581BEAR99F1 Retail 11/15/17 3588BEAR99F1 Retail 04/15/21 3589BEAR99F1 Retail 04/15/21 3590BEAR99F1 Retail 04/15/21 3631BEAR99F1 Retail 09/15/19 3802BEAR99F1 Office 12/31/18 3999BEAR99F1 Retail 05/01/24 4000BEAR99F1 Office 05/31/16 4001BEAR99F1 Retail 07/05/18 4002BEAR99F1 Other 01/01/14 4003BEAR99F1 Retail 08/01/18 4005BEAR99F1 Retail 12/01/18 4008BEAR99F1 Retail 05/01/18 4009BEAR99F1 Retail 01/01/19 4194BEAR99F1 Lodging 07/15/21 4316BEAR99F1 Retail 01/15/22 128000001BEAR99F1 Other 07/10/16 128000002BEAR99F1 Other 05/05/16 128000003BEAR99F1 Other 09/10/17 128000004BEAR99F1 Other 09/19/17 128000005BEAR99F1 Other 11/14/16 128000006BEAR99F1 Other 10/03/17 128000007BEAR99F1 Other 09/28/17 128000009BEAR99F1 Other 11/14/17 128000010BEAR99F1 Other 09/26/17 128000011BEAR99F1 Other 06/24/06 128000012BEAR99F1 Other 03/24/17 128000013BEAR99F1 Other 02/23/16 128000014BEAR99F1 Other 08/24/16 128000015BEAR99F1 Other 12/29/15 128000017BEAR99F1 Other 11/01/16 128000018BEAR99F1 Other 11/01/16 128000019BEAR99F1 Other 06/01/12 128000020BEAR99F1 Other 09/26/16 128000021BEAR99F1 Other 01/02/18 128000022BEAR99F1 Other 11/19/17 128000023BEAR99F1 Other 02/01/18 128000024BEAR99F1 Other 04/01/18 128000025BEAR99F1 Other 12/20/17 128000026BEAR99F1 Other 04/01/18 128000027BEAR99F1 Other 02/01/13 128000028BEAR99F1 Other 01/01/13 128000029BEAR99F1 Other 01/01/13 128000030BEAR99F1 Other 01/01/18 128000031BEAR99F1 Other 11/01/03 128000032BEAR99F1 Other 04/01/18 128000033BEAR99F1 Other 04/01/18 128000034BEAR99F1 Other 04/01/17 128000035BEAR99F1 Other 03/01/18 128000036BEAR99F1 Other 12/01/12 128000039BEAR99F1 Other 05/01/18 128000040BEAR99F1 Other 09/01/13 128000041BEAR99F1 Other 05/01/28 128000042BEAR99F1 Other 03/01/18 128000043BEAR99F1 Other 05/01/18 128000044BEAR99F1 Other 05/01/18 128000045BEAR99F1 Other 05/01/18 128000046BEAR99F1 Other 05/01/18 128000047BEAR99F1 Other 05/01/18 128000048BEAR99F1 Other 06/01/18 128000049BEAR99F1 Other 06/01/18 128000050BEAR99F1 Other 12/01/17 128000051BEAR99F1 Other 06/01/18 128000052BEAR99F1 Other 07/01/18 128000053BEAR99F1 Other 08/01/18 128000054BEAR99F1 Other 06/01/18 128000055BEAR99F1 Other 09/01/18 128000056BEAR99F1 Other 09/01/18 128000057BEAR99F1 Other 10/01/13 128000058BEAR99F1 Other 03/01/18 128000059BEAR99F1 Other 09/01/18 128000060BEAR99F1 Other 09/01/18 128000061BEAR99F1 Other 09/01/18 128000062BEAR99F1 Other 04/01/13 128000063BEAR99F1 Other 09/01/18 128000064BEAR99F1 Other 09/01/23 128000065BEAR99F1 Other 08/01/18 128000066BEAR99F1 Other 09/01/16 128000067BEAR99F1 Other 11/01/17 128000068BEAR99F1 Other 03/01/19 128000069BEAR99F1 Other 02/01/19 128000070BEAR99F1 Other 09/01/18 128000071BEAR99F1 Other 07/01/18 128000072BEAR99F1 Other 08/01/18 128000073BEAR99F1 Other 03/01/19 128000074BEAR99F1 Other 10/01/18 128000075BEAR99F1 Other 12/01/18 128000079BEAR99F1 Other 12/01/18 128000080BEAR99F1 Other 11/01/18 128000081BEAR99F1 Other 11/01/18 128000082BEAR99F1 Other 12/01/18 128000083BEAR99F1 Other 10/01/17 128000085BEAR99F1 Other 12/01/18 128000086BEAR99F1 Other 10/01/18 128000087BEAR99F1 Other 06/01/16 128000088BEAR99F1 Other 12/01/18 128000089BEAR99F1 Other 01/01/14 128000090BEAR99F1 Other 11/01/18 128000092BEAR99F1 Other 01/01/19 128000093BEAR99F1 Other 03/01/19 128000094BEAR99F1 Other 05/01/19 128000095BEAR99F1 Other 02/01/19 128000096BEAR99F1 Other 10/01/18 128000098BEAR99F1 Other 02/01/19 128000099BEAR99F1 Other 03/01/19 128000100BEAR99F1 Other 03/01/14 128000102BEAR99F1 Other 06/01/14 128000103BEAR99F1 Other 03/01/19 128000104BEAR99F1 Other 03/01/14 128000105BEAR99F1 Other 03/01/14 128000106BEAR99F1 Other 04/01/19 128000107BEAR99F1 Other 04/01/19 00000000002504BEAR99F1 Retail 12/15/18 0000000002023NBEAR99F1 Retail 03/15/19 0000000002031NBEAR99F1 Retail 06/15/18 0000000002071NBEAR99F1 Retail 08/15/18 0000000002275NBEAR99F1 Retail 01/15/19 0000000002396NBEAR99F1 Retail 09/15/18 0000000002434NBEAR99F1 Retail 11/15/18 0000000002437NBEAR99F1 Retail 03/15/23 0000000002673NBEAR99F1 Retail 04/15/19 0000000002906NBEAR99F1 Retail 01/15/19 0000000003143NBEAR99F1 Retail 06/15/18 000000001684NBBEAR99F1 Retail 02/15/24 000000002104NBBEAR99F1 Retail 01/15/19 000000002591NBBEAR99F1 Retail 04/15/24 0000002521&252BEAR99F1 Retail 01/15/24 0 0TOTAL: 01/00/00 * NOI and DSCR, if available and reportable under the terms of the trust agreement are based on information obtained from the related borrower, and not other party to agreement shall be held liable for accuracy or methodology used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Operating Disclosure Statement Control # DSCR Date State 961 MI 1210 MI 1240 1.250 12/31/00MA 1298 NY 1323 NY 1356 VA 1583 NC 1587 NC 1690 1.030 12/31/00MI 1704 1.170 12/31/00NY 1705 1.270 12/31/00NY 1777 MI 1778 MI 1848 1.030 12/31/00MI 1883 NV 2020 MI 2025 NV 2072 1.010 06/30/00TX 2200 VA 2202 FL 2459 PA 2472 NJ 2490 NH 2503 PA 2515 PA 2524 PA 2553 NY 2575 1.020 12/31/00MS 2580 NY 2586 AL 2598 AL 2603 1.010 12/31/00PA 2724 NY 2745 VA 2752 PA 2764 VA 2839 NY 2850 NY 2910 WI 3006 1.040 12/31/00SC 3068 13.510 12/31/00NY 3380 GA 3434 IL 3581 1.070 12/31/00FL 3588 LA 3589 AR 3590 AL 3631 1.030 12/31/00MA 3802 1.410 12/31/00CT 3999 NV 4000 1.370 12/31/00OH 4001 1.080 12/31/00IN 4002 MN 4003 OH 4005 OH 4008 NC 4009 TX 4194 WA 4316 CA 128000001 MN 128000002 NY 128000003 TN 128000004 WA 128000005 KY 128000006 WA 128000007 RI 128000009 ME 128000010 IA 128000011 ME 128000012 ME 128000013 NH 128000014 NY 128000015 NH 128000017 VA 128000018 WV 128000019 OH 128000020 NH 128000021 IA 128000022 NM 128000023 WY 128000024 NH 128000025 OR 128000026 NH 128000027 OK 128000028 OK 128000029 OK 128000030 NM 128000031 NY 128000032 IA 128000033 IA 128000034 KY 128000035 MA 128000036 OK 128000039 MS 128000040 CA 128000041 WA 128000042 NV 128000043 NY 128000044 NY 128000045 TX 128000046 NH 128000047 NY 128000048 TX 128000049 IA 128000050 NY 128000051 IN 128000052 IA 128000053 NM 128000054 MT 128000055 MT 128000056 MN 128000057 UT 128000058 WA 128000059 KY 128000060 MS 128000061 NY 128000062 TX 128000063 WA 128000064 CO 128000065 NY 128000066 IN 128000067 IN 128000068 NM 128000069 NM 128000070 TX 128000071 WA 128000072 TX 128000073 IA 128000074 WA 128000075 KS 128000079 MS 128000080 WA 128000081 TX 128000082 GA 128000083 NM 128000085 CA 128000086 IN 128000087 ME 128000088 WA 128000089 TX 128000090 TX 128000092 VA 128000093 NH 128000094 NY 128000095 NY 128000096 MN 128000098 IN 128000099 KY 128000100 TX 128000102 TX 128000103 LA 128000104 TX 128000105 TX 128000106 WA 128000107 TX 00000000002504 1.090 12/31/00TX 0000000002023N FL 0000000002031N NC 0000000002071N GA 0000000002275N 1.010 12/31/00CT 0000000002396N 1.030 12/31/00GA 0000000002434N 1.020 12/31/00GA 0000000002437N SC 0000000002673N KS 0000000002906N 1.050 12/31/00GA 0000000003143N DC 000000001684NB NJ 000000002104NB NJ 000000002591NB 1.030 12/31/00CT 0000002521&252 1.010 12/31/00IN Ending Disclosure Principal Note Scheduled Control # Balance Rate P&I 0 961 1,515,792.83 0.08 12,379.08 1210 1,248,999.02 0.07 10,113.98 1240 2,405,145.78 0.08 21,340.19 1298 2,121,280.36 0.07 16,096.78 1323 1,311,555.02 0.08 10,465.82 1356 2,100,584.83 0.07 15,986.63 1583 1,036,351.01 0.07 9,219.74 1587 2,184,036.33 0.07 18,468.26 1690 2,358,045.51 0.08 21,385.79 1704 1,175,793.90 0.08 9,477.09 1705 1,499,741.21 0.08 11,962.55 1777 2,431,192.10 0.07 18,080.94 1778 2,220,103.54 0.07 17,394.63 1848 2,349,674.44 0.08 21,116.90 1883 3,201,397.52 0.07 24,510.31 2020 2,323,110.12 0.07 17,826.54 2025 3,744,840.99 0.07 28,390.43 2072 4,655,389.48 0.07 39,073.03 2200 2,589,199.81 0.07 22,665.49 2202 2,531,896.97 0.07 21,902.55 2459 3,488,400.10 0.07 25,934.55 247221,721,357.01 0.07 177,388.16 2490 7,427,431.26 0.07 53,500.45 2503 1,676,047.66 0.07 14,653.21 2515 3,189,417.13 0.07 23,660.19 2524 2,930,907.52 0.07 22,075.60 2553 6,671,645.44 0.07 44,491.53 2575 4,387,466.08 0.08 34,729.14 2580 9,575,031.27 0.07 64,805.58 2586 1,318,049.12 0.07 11,811.02 2598 4,026,344.67 0.07 31,095.38 2603 2,281,800.94 0.07 19,688.00 2724 2,102,684.83 0.07 17,439.33 2745 3,657,948.75 0.07 28,998.56 2752 1,750,377.00 0.07 14,261.25 2764 3,267,975.50 0.07 24,932.74 2839 1,141,319.76 0.07 8,694.02 2850 2,271,099.49 0.07 19,255.10 2910 3,069,824.84 0.07 23,609.33 3006 2,930,868.98 0.07 24,905.22 3068 1,358,927.18 0.07 10,722.77 3380 2,197,926.73 0.07 16,564.78 3434 2,498,603.03 0.08 19,305.66 3581 2,038,968.03 0.08 13,515.99 3588 2,551,399.05 0.08 19,981.71 3589 3,168,906.06 0.08 24,577.08 3590 1,571,171.09 0.08 12,237.81 3631 6,236,930.86 0.07 50,275.62 380218,795,641.77 0.08 174,231.47 399916,576,750.69 0.07 125,091.31 400021,788,416.23 0.07 156,380.08 400110,595,835.53 0.07 77,435.93 4002 2,845,945.69 0.07 27,134.94 4003 1,339,179.86 0.08 11,643.07 4005 1,826,633.29 0.07 15,435.07 4008 2,107,629.56 0.07 15,935.22 4009 2,216,503.15 0.07 18,998.65 4194 7,405,676.30 0.09 64,996.98 4316 7,311,187.06 0.08 57,116.76 128000001 126,216.73 0.08 1,265.87 128000002 277,287.60 0.08 2,770.86 128000003 590,673.02 0.08 5,623.17 128000004 290,355.94 0.08 2,723.69 128000005 269,190.29 0.08 2,638.58 128000006 445,434.62 0.08 4,171.97 128000007 505,680.60 0.08 4,727.40 128000009 381,955.36 0.08 3,619.26 128000010 295,570.05 0.08 2,770.99 128000011 252,480.30 0.08 5,826.39 128000012 258,441.39 0.08 2,450.44 128000013 201,116.61 0.08 1,994.40 128000014 90,597.94 0.08 878.88 128000015 417,426.43 0.08 4,155.25 128000017 404,117.70 0.08 3,921.33 128000018 323,846.20 0.08 3,141.88 128000019 320,798.07 0.08 3,823.83 128000020 172,824.75 0.08 1,650.71 128000021 318,510.68 0.08 2,935.30 128000022 720,146.04 0.08 6,554.23 128000023 806,849.53 0.07 7,221.09 128000024 715,973.58 0.08 6,471.88 128000025 541,209.86 0.08 4,950.71 128000026 472,378.07 0.08 4,333.19 128000027 343,286.43 0.08 3,923.38 128000028 254,186.91 0.08 2,919.42 128000029 265,065.27 0.08 3,044.36 128000030 936,235.72 0.08 8,499.32 128000031 56,009.90 0.08 3,140.15 128000032 244,752.23 0.08 2,219.48 128000033 239,696.12 0.08 2,173.64 128000034 245,293.47 0.08 2,290.66 128000035 1,292,271.55 0.08 11,794.96 128000036 267,304.27 0.08 3,066.92 128000039 516,774.01 0.08 4,707.02 128000040 670,541.23 0.08 6,434.23 128000041 1,390,092.79 0.08 10,368.01 128000042 541,748.27 0.08 4,918.73 128000043 472,637.80 0.08 4,291.22 128000044 385,293.78 0.08 3,486.98 128000045 294,914.30 0.08 2,706.91 128000046 605,673.45 0.08 5,463.86 128000047 173,289.95 0.08 1,562.27 128000048 539,832.03 0.08 4,860.26 128000049 309,241.59 0.07 2,751.91 128000050 238,980.54 0.08 2,214.22 128000051 437,409.18 0.08 3,920.33 128000052 197,055.34 0.08 1,755.80 128000053 423,603.59 0.07 3,754.74 128000054 1,041,281.80 0.08 9,332.61 128000055 428,618.41 0.08 3,806.77 128000056 175,731.72 0.07 1,548.50 128000057 144,943.65 0.07 1,548.99 128000058 1,077,761.64 0.07 9,379.16 128000059 726,856.48 0.07 6,241.57 128000060 592,833.04 0.07 5,210.16 128000061 634,762.48 0.07 5,374.75 128000062 419,945.37 0.07 4,561.92 128000063 861,463.05 0.07 7,294.31 128000064 1,194,845.43 0.07 8,652.27 128000065 230,459.32 0.07 1,954.17 128000066 305,227.41 0.06 2,707.72 128000067 333,079.95 0.06 2,791.48 128000068 1,148,335.27 0.06 9,171.68 128000069 775,723.52 0.06 6,186.98 128000070 204,391.23 0.07 1,728.33 128000071 1,127,561.51 0.07 9,543.17 128000072 560,350.95 0.07 4,818.42 128000073 607,929.19 0.07 5,047.97 128000074 1,092,191.23 0.07 9,049.59 128000075 308,068.20 0.08 2,702.81 128000079 350,088.42 0.07 2,958.25 128000080 1,066,513.20 0.07 9,438.33 128000081 391,469.01 0.07 3,406.84 128000082 537,616.19 0.07 4,518.30 128000083 867,591.83 0.07 7,516.48 128000085 683,217.41 0.07 5,691.44 128000086 535,032.72 0.07 4,686.89 128000087 301,027.35 0.08 2,879.02 128000088 736,647.58 0.07 6,424.33 128000089 457,758.25 0.07 4,886.55 128000090 465,477.22 0.07 4,005.21 128000092 463,794.44 0.07 4,042.66 128000093 389,172.59 0.08 3,432.45 128000094 459,285.74 0.08 4,091.47 128000095 255,040.03 0.08 2,281.95 128000096 359,622.70 0.08 3,280.89 128000098 180,413.23 0.08 1,641.03 128000099 654,102.45 0.08 5,935.96 128000100 308,714.23 0.08 3,298.44 128000102 303,523.39 0.08 3,237.01 128000103 270,437.44 0.08 2,476.88 128000104 416,377.84 0.08 4,435.23 128000105 421,063.85 0.08 4,501.12 128000106 892,727.87 0.08 7,844.40 128000107 468,412.28 0.08 4,115.94 00000000002504 3,688,698.88 0.07 29,291.62 0000000002023N 2,797,605.63 0.07 23,390.12 0000000002031N 1,370,019.98 0.08 12,123.24 0000000002071N11,429,489.84 0.07 86,719.54 0000000002275N 1,471,096.78 0.07 12,668.99 0000000002396N 1,838,880.02 0.07 15,371.65 0000000002434N 2,181,202.13 0.07 18,116.54 0000000002437N 4,670,477.22 0.07 35,571.06 0000000002673N 2,241,282.43 0.07 18,497.90 0000000002906N 2,219,473.39 0.07 17,793.70 0000000003143N 909,293.99 0.07 7,919.14 000000001684NB18,079,222.38 0.07 127,601.67 000000002104NB 2,670,581.57 0.07 23,262.53 000000002591NB 8,580,758.48 0.08 55,694.80 0000002521&252 4,291,879.54 0.07 32,406.39 0363,530,080.7 0.00 2,908,365.36 Loan Disclosure Prepayment Status Control # Prepayment Date Code (1) 0 961 0.00 1210 0.00 1240 0.00 1298 0.00 1323 0.00 1356 0.00 1583 0.00 1587 0.00 1690 0.00 1704 0.00 1705 0.00 1777 0.00 1778 0.00 1848 0.00 1883 0.00 2020 0.00 2025 0.00 2072 0.00 2200 0.00 2202 0.00 2459 0.00 2472 0.00 2490 0.00 2503 0.00 2515 0.00 2524 0.00 2553 0.00 2575 0.00 2580 0.00 2586 0.00 2598 0.00 2603 0.00 2724 0.00 2745 0.00 2752 0.00 2764 0.00 2839 0.00 2850 0.00 2910 0.00 3006 0.00 3068 0.00 3380 0.00 3434 0.00 B 3581 0.00 3588 0.00 3589 0.00 3590 0.00 3631 0.00 3802 0.00 3999 0.00 4000 0.00 4001 0.00 4002 0.00 4003 0.00 4005 0.00 4008 0.00 4009 0.00 4194 0.00 4316 0.00 128000001 0.00 128000002 0.00 128000003 0.00 128000004 0.00 128000005 0.00 128000006 0.00 128000007 0.00 128000009 0.00 128000010 0.00 128000011 0.00 128000012 0.00 128000013 0.00 128000014 0.00 128000015 0.00 128000017 0.00 128000018 0.00 128000019 0.00 128000020 0.00 128000021 0.00 128000022 0.00 128000023 0.00 128000024 0.00 128000025 0.00 128000026 0.00 128000027 0.00 128000028 0.00 128000029 0.00 128000030 0.00 128000031 0.00 128000032 0.00 128000033 0.00 128000034 0.00 128000035 0.00 128000036 0.00 128000039 0.00 128000040 0.00 128000041 0.00 128000042 0.00 128000043 0.00 128000044 0.00 128000045 0.00 128000046 0.00 128000047 0.00 128000048 0.00 128000049 0.00 128000050 0.00 128000051 0.00 128000052 0.00 128000053 0.00 128000054 0.00 128000055 0.00 128000056 0.00 128000057 0.00 128000058 0.00 128000059 0.00 128000060 0.00 128000061 0.00 128000062 0.00 128000063 0.00 128000064 0.00 128000065 0.00 128000066 0.00 128000067 0.00 128000068 0.00 128000069 0.00 128000070 0.00 128000071 0.00 128000072 0.00 128000073 0.00 128000074 0.00 128000075 0.00 128000079 0.00 128000080 0.00 128000081 0.00 128000082 0.00 128000083 0.00 128000085 0.00 128000086 0.00 128000087 0.00 128000088 0.00 128000089 0.00 128000090 0.00 128000092 0.00 128000093 0.00 128000094 0.00 128000095 0.00 128000096 0.00 128000098 0.00 128000099 0.00 128000100 0.00 128000102 0.00 128000103 0.00 128000104 0.00 128000105 0.00 128000106 0.00 128000107 0.00 00000000002504 0.00 0000000002023N 0.00 0000000002031N 0.00 0000000002071N 0.00 0000000002275N 0.00 0000000002396N 0.00 0000000002434N 0.00 0000000002437N 0.00 0000000002673N 0.00 0000000002906N 0.00 0000000003143N 0.00 1 000000001684NB 0.00 000000002104NB 0.00 000000002591NB 0.00 0000002521&252 0.00 0.00 01/00/00 Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 Specially Disclosure Property Serviced Control # Type Status Code (Comments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 01/00/00 0 0 4000 12/21/00Rate modified 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 0 01/00/00 0 0 Realized Loss Detail Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P&I Appendix C advances and unpaid servicing fees, unpaid trustee fees, etc.. Beginning Gross Proceeds Dist. Scheduled Gross as a % of Date Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 Cumulative 0.00 Aggregate Net Net Proceeds Dist. Liquidation Liquidation as a % of Date Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 Cumulative 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00